                                                                   EXHIBIT 10.6


                                LEASE AGREEMENT

                                    BETWEEN

                             HUSKERS-RESEARCH, LTD.

                                  as Landlord,

                                      and

                          MOTIVE COMMUNICATIONS, INC.

                                  as Tenant,

              Covering approximately 117,314 square foot Building
                            known (or to be known)as

                                 RESEARCH PARK
                                  BUILDING 1

                                  located in

                                 Austin, Texas.

                               TABLE OF CONTENTS
                               -----------------

                                                                              Page No.
                                                                              --------
1.   PREMISES, TERM, AND IMPROVEMENTS.......................................       1
     --------------------------------

2.   BASE RENT, LANDLORD'S SERVICES, ADDITIONAL RENT AND SECURITY DEPOSIT...       1
     --------------------------------------------------------------------

3.   TAXES..................................................................       3
     -----

4.   LANDLORD'S MAINTENANCE.................................................       3
     ----------------------

5.   TENANTS'S MAINTENANCE AND REPAIR OBLIGATIONS...........................   4
     --------------------------------------------

6.   ALTERATIONS............................................................       4
     -----------

7.   SIGNS..................................................................       4
     -----

8.   UTILITIES..............................................................       4
     ---------

9.   INSURANCE..............................................................       5
     ---------

10.  CASUALTY DAMAGE........................................................       5
     ---------------

11.  LIABILITY, INDEMNIFICATION, WAIVER OF SUBROGATION AND NEGLIGENCE.......       5
     ----------------------------------------------------------------

12.  USE....................................................................       6
     ---

13.  INSPECTION.............................................................       6
     ----------

14.  ASSIGNMENT AND SUBLETTING..............................................       6
     -------------------------

15.  CONDEMNATION...........................................................       7
     ------------

16.  SURRENDER OF PREMISES; HOLDING OVER....................................       7
     -----------------------------------

17.  QUIET ENJOYMENT........................................................       8
     ---------------

18.  EVENTS OF DEFAULT......................................................       8
     -----------------

19.  REMEDIES...............................................................       8
     --------

20.  LANDLORD'S DEFAULT.....................................................       9
     ------------------

21.  MORTGAGES..............................................................       9
     ---------

22.  ENCUMBRANCES...........................................................       9
     ------------

23.  MISCELLANEOUS..........................................................      10
     -------------

24.  NOTICES................................................................      11
     -------

25.  HAZARDOUS WASTE........................................................      11
     ---------------

26.  LANDLORD'S LIEN........................................................      12
     ---------------

27.  SPECIAL PROVISIONS.....................................................      12
     ------------------

                             LIST OF DEFINED TERMS

Affiliate.........................................................    8
Allowance.........................................................  B-1
Base Rent.........................................................    1
Building..........................................................    1
Building's Structure..............................................    3
Claimant..........................................................    8
Commencement Date.................................................    1
Construction Costs................................................  B-1
Design Professional...............................................  B-1
Environmental Law.................................................   10
Event of Default..................................................    7
Hazardous Substances..............................................   10
HVAC System.......................................................    3
Including.........................................................    9
Land..............................................................    1
Landlord..........................................................    1
Landlord's Mortgagee..............................................    8
Law...............................................................    8
Laws..............................................................    8
Lease.............................................................    1
Loss..............................................................    1
Mortgage..........................................................    8
MSDS..............................................................   10
Operating Expenses................................................    1
Permitted Activities..............................................   10
Permitted Materials...............................................   10
Premises..........................................................    1
Primary Lease.....................................................    8
Proportionate Share...............................................    1
Rent..............................................................    2
Repair Period.....................................................    4
Security Deposit..................................................    2
Substantial completion............................................  B-1
Substantially completed...........................................  B-1
Taking............................................................    6
Taxes.............................................................    2
Tenant............................................................    1
Tenant Improvements...............................................    1
Tenant Party......................................................    9
Term..............................................................    1
Transfer..........................................................    5
Vacation Date.....................................................    5
Working Drawings..................................................  B-1

                                LEASE AGREEMENT
                                ---------------

     This Lease Agreement (this "Lease") is entered into by Husker-Research,
                                 -----
Ltd., ("Landlord"), and Motive Communications, Inc., ("Tenant").
        --------                                       ------

1.   PREMISES, TERM, AND IMPROVEMENTS.
     --------------------------------

          (a) Landlord leases to Tenant, and Tenant leases from Landlord, the building depicted as "Phase I" on the Site Plan (herein so called) attached as Exhibit A-1 (referred to herein as the "Building" or the "Premises"), located
-----------                             --------          --------
on the real property described as Phase I on Exhibit A-1 (the "Land"), subject
                                             -----------       ----
to the terms and conditions in this Lease. The Building is a part of that multiple building project being a portion of Research Park as more particularly shown on Exhibit A-1 hereto (the "Project").
         -----------              -------

          (b) The Lease term shall be one hundred twenty (120) months, beginning on (the "Commencement Date") which shall be the later of: (i) the date
                   -----------------
of substantial completion (as defined on Exhibit B) or (ii) the Projected Commencement Date (as defined below), and ending one hundred twenty (120) months thereafter (the "Term", which defined term shall include all renewals and
                 ----
extensions of the Term, if any). Upon the Commencement Date, Landlord and Tenant shall execute a Notice of Commencement in the form attached hereto as Exhibit
                                                                      -------
"C" acknowledging the Commencement Date and the date the Lease will expire. As
---
used herein, the term "Projected Commencement Date" shall mean either November 15, 2000 or January 15, 2001, and Landlord shall so designate in writing one of those two dates on or before April 15, 2000 (i.e., in no event shall the Commencement Date occur after November 15, 2000 but before January 1, 2001).

          (c) Landlord shall construct the Shell Improvements, the Site Improvements and the Tenant Improvements described on the applicable plans and specifications referenced on Exhibit B, and, by occupying the Premises, Tenant
                             ---------
shall have accepted the Premises in their condition, subject to completion of any punch-list items relating to such improvements.

     2.   BASE RENT, LANDLORD'S SERVICES, ADDITIONAL RENT AND SECURITY DEPOSIT.
          --------------------------------------------------------------------

          (a)  Tenant shall pay to Landlord "Base Rent", monthly in advance,
                                             ---------
without demand, deduction or set off, equal to the following amounts for the following periods of time:

     Time Period                   Annual Base Rent
     ----------------------------------------------
     Months 1 through 24           $15.50 per square foot in the Premises ($151,530.58 per month)
     Months 25 through 60          $16.25 per square foot in the Premises ($158,862.71 per month)
     Months 61 through 84          $17.00 per square foot in the Premises ($166,194.83 per month)
     Months 85 through 120         $17.85 per square foot in the Premises ($174,504.58 per month)

The first monthly installment, plus the other monthly charges set forth in
Section 2(c), shall be due on the date hereof; thereafter, monthly installments of Base Rent shall be due on the first day of each calendar month following the Commencement Date. If the Term begins on a day other than the first day of a month or ends on a day other than the last day of a month, the Base Rent and additional rent for such partial month shall be prorated. Notwithstanding the foregoing, Tenant shall only occupy, and pay Base Rent on, 85,000 square feet of the Premises during the first four (4) months of the Term. Therefore, the Base Rent for months 1 through 4 shall be $109,791.67 (i.e., $15.50 per square foot, based on 85,000 square feet); provided, however, that during the first 4 months of the Term, Tenant shall pay additional Base Rent to Landlord for any space occupied by Tenant over and above 85,000 square feet on a per diem basis at a rate of $15.50 per rentable square foot/year.

          (b)  Services. Landlord shall furnish to Tenant: (1) water (hot and
               --------
cold) and sewer service at those points of supply depicted on the Working Drawings (as defined on Exhibit "B" hereto); (2) building standard janitorial service to the Premises five (5) days a week (Landlord reserves the right to bill Tenant separately for extra janitorial service requested or required by Tenant) and such window washing as may from time to time in Landlord's judgment be reasonably required; and (3) replacement of Building-standard light bulbs and fluorescent tubes, provided that Landlord's standard charge for such bulbs and tubes shall be paid by Tenant. Landlord shall maintain the common areas of the Building, including but not limited to, any elevators, hallways, restrooms and carpeting in good order and condition consistent with a first-class garden office building, and shall promptly repair and/or replace any portions of the Building which are defective, inoperative or inconsistent with a first-class garden/office building, except for damage occasioned by Tenant, or its employees, agents or invitees. Notwithstanding anything to the contrary contained herein, Landlord shall not be responsible to provide security for the Premises or the Building, and Tenant agrees that it shall be responsible to contract for its own security service for its Premises. Landlord shall use reasonable efforts to provide for the safety of the common areas, but shall not be liable to Tenant, its employees or invitees in the event such efforts are ineffective. Landlord shall use reasonable efforts to restore any of the foregoing services that become unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or, except as provided in the next sentence, entitle Tenant to any abatement of Tenant's obligations hereunder. However, if Tenant is prevented from making reasonable use of the Premises for more than 15 consecutive days (or 5 consecutive days if the cause of such unavailability is within the reasonable control of Landlord to cure) because of the unavailability of any such service, Tenant shall, as its exclusive remedy therefor, be entitled to an equitable adjustment of Base Rent based on the extent Tenant is prevented from using the Premises for each consecutive day (after such 15-day, or 5-day period, as applicable) that Tenant is so prevented from making reasonable use of the Premises. Notwithstanding anything to the contrary contained herein, Tenant shall have the right to select any property manager employed by Landlord.

               (c) It is the intention of Landlord and Tenant that, except as provided herein to the contrary, the Base Rent shall be absolutely net to Landlord; that all costs, expenses, and obligations of every kind relating to Tenant's use, occupancy, and possession of the Premises, which may arise or become due during the Term shall be paid by Tenant. Tenant shall pay, as additional rent all costs incurred in owning, operating, managing, and maintaining the Land and the Building (collectively, "Operating Expenses"),
                                                      ------------------
including, without limitation, the following items: (1) Taxes (defined below) and the cost of any tax consultant employed to assist Landlord in determining the fair tax valuation of the Building and Land; (2) the cost of all utilities used in the Building (including water and sewer) that are not billed directly to Tenant by the utility provider; (3) the cost of insurance; (4) the reasonable cost of repairs, replacement, management fees and expenses, landscape maintenance and replacement, janitorial service, trash service (if provided), and a replacement reserve; (5) the cost of dues, assessments, and other charges applicable to the Land payable to any property or community owner association under restrictive covenants or deed restrictions to which the Land is subject;
(6) maintenance of fire sprinkler systems; and (7) alterations, additions, and improvements made by Landlord to comply with Law (defined below) or in order to reduce Operating Expenses. On the same day that Base Rent is due, Tenant shall pay to Landlord an amount equal to 1/12 of Landlord's estimate of annual Operating Expenses. The initial monthly payments are based upon Landlord's estimate of the Operating Expenses for the year in question, and shall be increased or decreased annually to reflect the projected actual Operating Expenses for that year. Within 90 days after each calendar year or as soon thereafter as is reasonably practicable, Landlord shall deliver to Tenant a statement setting forth the actual Operating Expenses for such year. If Tenant's total payments in respect of estimated Operating Expenses for any year are less than actual Operating Expenses for that year, Tenant shall pay the difference to Landlord within ten (10) days after Landlord's request therefor; if such payments of estimated Operating Expenses are more than actual Operating Expenses, Landlord shall retain such excess and credit it against Tenant's future monthly payments, except that any credit remaining at the expiration or earlier termination of this Lease shall be paid to Tenant within thirty (30) days after such expiration or termination. Operating Expenses shall not include the following: (A) any costs for interest, amortization, or other payments on loans to Landlord; (B) commissions or other expenses incurred in leasing or procuring tenants; (C) legal expenses other than those incurred for the general benefit of the tenants of the Building; (D) allowances, concessions, and other costs of renovating or otherwise improving space for occupants of the Building or vacant space in the Building; (E) federal income taxes imposed on or measured by the income of Landlord from the operation of the Building; (F) rents under ground leases; (G) costs incurred in selling, syndicating, financing, mortgaging, or hypothecating any of Landlord's interests in the Building. There shall be no duplication of costs for reimbursements in calculating Operating Expenses; and (H) costs of capital improvements except for those provided in (7) above and except that Landlord may include in Operating Expenses only such portion of capital improvement costs as is necessary to amortize such improvements over their useful life, as defined by the Internal Revenue Service. The amounts of the initial monthly Base Rent (after month 4) and Tenant's Proportionate Share of Operating Expenses (and the part thereof attributable to Taxes) are as follows:

   Base Rent (Section 2.(a))...................................     $151,530.58
   Operating Expenses, excluding Taxes (Section 2.(c)).........     $ 26,688.93
   Taxes (Sections 2.(c) and 3.(a))............................     $ 31,283.73

   Total initial monthly payment...............................     $209,503.24
                                                                     ==========


               (d) In the event that the Building becomes a multi-tenant building in the future, then Tenant shall only be required to pay its proportionate share of Operating Expenses, such proportionate share being a fraction the numerator of which is the number of square feet within the Premises and the denominator of which is the number of square feet in the Building.

               (e) If any payment required of Tenant under this Lease is not paid within five (5) days after due, Landlord may charge Tenant a fee equal to 5% of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency.

               (f) All payments and reimbursements required to be made by Tenant under this Lease shall constitute "rent" (herein so called).
                                          ----

               (g) Tenant shall deposit with Landlord on the date hereof $148,541.67 (the "Security Deposit"), which shall be held by Landlord to secure
                  ----------------
Tenant's obligations under this Lease; however, the Security Deposit is not an advance rental deposit or a measure of Landlord's damages for an Event of Default (defined below). Landlord may use any portion of the Security Deposit to cure any Event of Default hereunder, without prejudice to any of Landlord's other remedies. If so used, Tenant shall pay Landlord an amount that will restore the Security Deposit to its original amount upon request. In connection with any waiver of a Tenant default or modification of this Lease, Landlord may require that Tenant provide Landlord with an additional amount to be held as part of the Security Deposit. The unused portion of the Security Deposit will be returned to Tenant within a reasonable time after the end of the Term, provided that Tenant has fully and timely performed its obligations hereunder throughout the Term.

                     In addition to the cash Security Deposit described above, Tenant shall deposit with Landlord on or before April 15, 2000, an irrevocable stand-by letter(s) of credit in the amount of $1,800,000.00 (whether one or more, the "Letter of Credit"), which shall be held and/or applied by Landlord in
           ----------------
accordance with this Section; however, the Letter of Credit is not an advance rental deposit or a measure of Landlord's damages for an Event of

                                                                             LGH
                                                                         3/22/00

Default (defined below). The Letter of Credit shall be issued by a bank acceptable to Landlord and shall otherwise be in such form and contain such terms as are acceptable to Landlord, and shall be coterminous with the Term hereof. If the Letter of Credit is to be a series of Letters of Credit, for a one year term each, then each such Letter of Credit will contain a provision whereby Landlord may draw on the Letter of Credit if it is not replaced or renewed prior to its expiration date. Upon an event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law, cash the Letter of Credit (as the same may have been reduced in accordance with the terms hereof) and use and hold the same as a cash security deposit, which shall include the right to use any portion thereof to satisfy Tenant's unperformed obligations hereunder, without prejudice to any of Landlord's other remedies. If so used, Tenant shall pay Landlord an amount that will restore the Letter of Credit to its original amount upon request. The Letter of Credit (as the same may have been reduced in accordance with the terms hereof) will be returned to Tenant within 30 days after the end of the Term, provided that Tenant has fully and timely performed its obligations hereunder throughout the Term. If Landlord sells its interest in the Building, the Letter of Credit shall be transferred to such purchaser, and Tenant hereby agrees to cooperate in effectuating any such transfer. Notwithstanding the foregoing, so long as no Event of Default exists, at such time as Tenant has a public stock offering (or other liquidity event), which raises at least: (i) $40,000,000.00 in equity for Tenant (after deducting all costs of the transaction), the Letter of Credit shall be reduced to $900,000.00, (ii) $60,000,000.00 in equity for the Tenant (after deducting all costs of the transaction), the Letter of Credit shall be reduced to $450,000.00, and (iii) $80,000,000.00 in equity for Tenant (after deducting all costs of the transaction), Landlord shall return the Letter of Credit to Tenant (as the same may have been reduced in accordance with the terms hereof), and Tenant shall have no further obligations hereunder to supply Landlord with a letter of credit.

               (h) Tenant shall have a period of 60 days following receipt of the statement of actual Operating Expenses, within which to request and obtain, at Tenant's expense, a review of Landlord's records to determine if the expenses in the statement are accurate, reasonable and comply with the Lease. Such inspection may only be done by a generally recognized accounting firm. Should errors found in the statement exceed five percent (5%) of the total of the statement, Landlord shall be responsible for all reasonable fees incurred by Tenant with respect to the review, otherwise Tenant pays for the review. If Tenant shall not have availed itself of its audit rights, Tenant shall be deemed to have accepted final and determinative the amount shown on the statement.

       3.      TAXES.
               -----

               (a) Landlord shall pay all taxes, assessments and governmental charges whether federal, state, county, or municipal and whether they are imposed by taxing or management districts or authorities presently existing or hereafter created (collectively, "Taxes") that accrue against the Land and the
                                  -----
building. If, during the Term, there is levied, assessed or imposed on Landlord a capital levy or other tax directly on the rent or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon rent, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be included within the term "Taxes".

               (b) Tenant shall (1) before delinquency pay all taxes levied or assessed against any personal property, fixtures or alterations placed in the Premises and (2) upon the request of Landlord, deliver to Landlord receipts from the applicable taxing authority or other evidence acceptable to Landlord to verify that such taxes have been paid. If any such taxes are levied or assessed against Landlord or Landlord's property and (A) Landlord pays them or (B) the assessed value of Landlord's property is increased thereby and Landlord pays the increased taxes, then Tenant shall pay to Landlord such taxes within ten days after Landlord's request therefor.

       4.      LANDLORD'S MAINTENANCE.
               ----------------------

               (a) Landlord's shall maintain the Building, including the roof, the foundation piers and structural members of the exterior walls (collectively the "Building's Structure") and the plumbing, hot water equipment and the
     --------------------
heating, air conditioning and ventilating equipment ("HVAC System"); however, Landlord shall not be responsible for any such work until Tenant delivers to Landlord written notice of the need therefor, except that in the case of an emergency oral notice shall be considered adequate notice. Landlord's liability for any defects, repairs, replacement or maintenance for which Landlord is responsible hereunder shall be limited to the cost of performing such work. All costs of performing the work described in this section 4(a) (other than repairs of the Building's Structure) shall be included in Operating Expenses.

               (b) Additionally, Landlord shall, maintain the parking areas, driveways, alleys and grounds located on the Land in accordance with Law and in a clean and sanitary condition, consistent with the operation of a first-class garden office building, including prompt maintenance, repairs and replacements of (1) any drill or spur tract servicing the Building, (2) the exterior of the Building (including painting), (3) sprinkler systems and sewage lines, and (4) any other items normally associated with the foregoing. Tenant shall promptly notify Landlord of any work required to be performed under this Section 4.(b), and Landlord shall not be responsible for performing such work until Tenant delivers to Landlord such notice, except that in the case of an emergency oral notice shall be adequate notice. All costs in performing the work described in this Section 4.(b) shall be included in Operating Expenses.

               (c) Landlord will not cause any waste related to the Building or the land, nor will Landlord perform any activities which constitute a nuisance to occur in, on or around the Building or Land. Landlord shall manage and operate the Building and the Land in a prudent businesslike manner. Landlord will not permit the Building or any part of it and the Land to be used for any purpose which increases the insurance premiums of Tenant or Landlord. If such increased cost are caused by Landlord, then such increase shall not be considered an Operating Expense to be paid by Tenant.

                                                                  LGH
                                                                  3/22/00

          (d) Additionally, Landlord shall maintain any private entry drives, the detention ponds, and other common areas for the Project as shown in the cross-hatched area on Exhibit A-1, or otherwise added from time to time. The Building's Proportionate Share of all costs in performing the work (and paying taxes on some portions of the Project) described in this Section 4(d) shall be included in Operating Expenses, subject to the applicable provisions of Section 2(b) hereof. As used herein, the term "Building's Proportionate Share" shall mean a fraction which is determined by dividing the number of square feet contained in the Building (117,314) by the number of square feet then contained in the Project. Currently there are no other Buildings in the Project, and therefore the initial Building's Proportionate Share is 100%. As Additional square footage in the Project is completed and ready for occupancy, the number of square feet in the Project will increase and the Building's Proportionate Share will be adjusted accordingly.

     5.   TENANT'S MAINTENANCE AND REPAIR OBLIGATIONS. Tenant shall maintain the
          -------------------------------------------
Premises in a clean, safe, operable and attractive condition and shall not permit or allow to remain any waste or damage to any portion of the Premises, excluding normal wear and tear and damage by casualty. Tenant shall repair and pay for any damage caused by a Tenant Party (defined below) or caused to the Building by Tenant's default hereunder.

     6.   ALTERATIONS.  Tenant shall not make any alterations, additions or
          -----------
improvements to the Premises without the prior written consent of Landlord. Notwithstanding the foregoing, Tenant shall not be required to obtain Landlord's consent with respect to any alteration which (i) does not affect the exterior of the Building, the Building Structure or load bearing portions of the Building,
(ii) does not adversely affect the mechanical systems, plumbing systems, the HVAC System or other systems in the Building, and (iii) the cost of which does not exceed $25,000; provided that Tenant provides Landlord with a reasonable description of the alteration at least seven (7) days prior to undertaking such alteration. Landlord shall not be required to notify Tenant of whether it consents to any alteration, addition or improvements until it (a) has received plans and specifications therefor which are sufficiently detailed to allow construction of the work depicted thereon to be performed in a good and workmanlike manner, and (b) has had a reasonable opportunity to review them. If the alteration, addition or improvement will affect the Building's Structure, HVAC System, or mechanical, electrical, or plumbing systems, then the plans and specifications therefor must be prepared by a licensed engineer reasonably acceptable to Landlord. Landlord's approval of any plans and specifications shall not be a representation that the plans or the work depicted thereon will comply with law or be adequate for any purpose, but shall merely be Landlord's consent to performance of the work. Upon completion of any alteration, addition, or improvement, Tenant shall deliver to Landlord accurate, reproducible as-built plans therefor. Tenant may erect shelves, bins, machinery and trade fixtures provided that such items (1) do not alter the basic character of the Premises;
(2) do not overload or damage the same; and (3) may be removed without damage to the Premises. Unless Landlord specifies in writing otherwise, all alterations, additions, and improvements shall be Landlord's property when installed in the Premises. All work performed by a Tenant Party in the Building (including that relating to the installations, repair, replacement, or removal of any item) shall be performed in accordance with Law and with Landlord's specifications and requirements, in a good and workmanlike manner, and so as not to damage or alter the Building's Structure. Any contractors used by Tenant must carry liability insurance reasonably acceptable to Landlord, and Tenant shall deliver evidence of such insurance to Landlord before any construction is commenced. In connection with any such alteration, addition, or improvement managed or supervised by Landlord, Tenant shall pay to Landlord an administration fee of 5% of all costs incurred for such work. Tenant shall be responsible for compliance with Americans With Disabilities Act of 1990 for the interior, non-structural portions of the Building [other than the Tenant Improvements which will be constructed in compliance with ADA and in accordance with Exhibit "B"], Landlord shall be responsible for compliance with the American With Disabilities Act of 1990 relative to the Building's Structure, and all exterior common areas including, but not limited to, parking areas, sidewalks, and access ways, unless such compliance is required solely in connection with a Tenant alteration of the Building, in which case such compliance shall be Tenant's responsibility.


     7.   SIGNS.
          -----

          (a) Tenant shall no place, install or attach any exterior signage, decorations, advertising media, bars, or make any security installations to the Building without Landlord's prior written approval. Tenant shall repair, paint, and/or replace any portion of the Building damaged or altered as a result of its signage when it is removed (including, without limitation, any discoloration of the Building). Tenant shall not (a) make any changes to the exterior of the Building, (b) install any exterior lights, decorations, balloons, flags, pennants, banners or paintings, or (c) erect or install any signs, windows or door lettering, decals, window or storefront stickers, placards, decorations, or advertising media of any type that is visible from the exterior of the Building without Landlord's prior written consent. Landlord shall not be required to notify Tenant of whether it consents to any sign until it (1) has received detailed, to-scale drawings thereof specifying design, material composition, color scheme, and method of installation, and (2) has had a reasonable opportunity to review them.

          (b) Notwithstanding the foregoing, Landlord agrees that Tenant may, at Tenant's expense, erect and maintain a sign bearing Tenant's name on the Building in the approximate location shown on Exhibit A-2 attached hereto,
                                              -----------
(subject to Landlord's reasonable approval of the actual size, design, form, content and location of such sign). Tenant shall be solely responsible for all costs of designing, installing, repairing and removing such signage (subject to reimbursement from the Allowance), diligently construct such building signage to completion in a good and workmanlike manner and maintain such signage in an attractive condition, and comply with all governmental codes and regulations.

          (c) Notwithstanding anything to the contrary in subparagraph (a) above, Landlord agrees that Tenant may, at Tenant's expense, erect and maintain a monument sign bearing Tenant's name in the approximate location shown on Exhibit A-1, (subject to Landlord's reasonable approval of the size, design,
-----------
form, content and exact location of such sign). Tenant shall be solely responsible for all costs of designing, installing and repairing such sign, shall diligently construct such sign to completion in a good and workmanlike manner and shall maintain such sign in an attractive condition, and comply with all governmental code and regulations.

     8.    UTILITIES.  Tenant shall be responsible for (and pay directly to the
           ---------
provider) all electricity, HVAC, telephone, computer lines and other utilities and services used at the Building (other than water and wastewater which shall be provided by Landlord), together with any taxes, penalties, surcharges, maintenance charges, and the like pertaining to the Tenant's use of the Building. Tenant shall be responsible for obtaining telephone and computer line service to the Building. Landlord shall provide, as part of the Shell Improvements, all other utility service connections to the Building including water, gas, electricity and sewer. Landlord shall not be liable for any interruption or failure of any utility service for which Tenant is responsible.

     9.    INSURANCE.
           ---------

           (a) Tenant shall maintain (b) workers' compensation insurance (with a waiver of subrogation endorsement reasonably acceptable to Landlord) and commercial general liability insurance (with contractual liability endorsement), including personal injury and property damage in the amount of $1,000,000 per occurrence combined single limit for personal injuries and death of persons and property damage occurring in or about the Premises or the Land, plus umbrella coverage of at least $5,000,000 per occurrence, (c) fire and extended coverage insurance covering the replacement cost of all of Tenant's furniture, trade fixtures, equipment and other personal property in the Premises, and (d) such other insurance as Landlord may reasonably require. Such policies shall (A) name Landlord, Landlord's agents, and their respective Affiliates (defined below), as additional insureds (and as loss payees on the fire and extended coverage insurance), (B) be issued by an insurance company acceptable to Landlord, (C) provide that such insurance may not be cancelled unless 30-day's prior written notice is first given to Landlord, (D) be delivered to Landlord by Tenant before the Commencement Date and at least 15 days before each renewal thereof, and (E) provide primary coverage to Landlord when any policy issued to Landlord is similar or duplicate in coverage, in which case Landlord's policy shall be excess over Tenant's policies.

           (b) Landlord shall, during the term, maintain in full force All-Risk Property insurance, issued by one or more insurance carriers covering the Building to the extent of its full replacement value (exclusive of foundation and excavation costs and other uninsurable parts). All costs in maintaining the insurance described in this Section 9(b) (and any other insurance that Landlord may elect to maintain) shall be included in Operating Expenses, subject to the applicable provisions of Section 2(c) hereof.

     10.   CASUALTY DAMAGE.
           ---------------

           (a) Tenant immediately shall give written notice to Landlord of any damage to the Building. If the Building is totally destroyed by an insured peril, or so damaged by an insured peril that, in Landlord's reasonable estimation, rebuilding or repairs cannot be substantially completed within 180 days after the date of Landlord's actual knowledge of such damage, then either Landlord or (if a Tenant Party did not cause such damage) Tenant may terminate this Lease by delivering to the other written notice thereof within 30 days after such damage, in which case, the rent shall be abated from the date of occurrence through the unexpired portion of this Lease, effective upon the date such damage occurred. Time is of the essence with respect to the delivery of such notices.

           (b) Subject to Section 10.(c), if this Lease is not terminated under Section 10.(a) then Landlord shall restore the Building to substantially its previous condition, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, fixtures or personal property required to be covered by Tenant's insurance under Section 9(a). If the Building is untenantable, in whole or in part, during the period beginning on the date such damage occurred and ending on the date of substantial completion of Landlord's repair or restoration work (the "Repair Period"), then the rent for
                                            -------------
such period shall be reduced to such extent as may be fair and reasonable under the circumstances and the Term shall be extended by the number of days in the Repair Period.

           (c) If the Building is destroyed or substantially damaged by any peril not covered by the insurance maintained by Landlord or any Landlord's Mortgagee (defined below) requires that insurance proceeds be applied to the indebtedness secured by its Mortgage (defined below) or to the Primary Lease (defined below) obligations, Landlord may terminate this Lease by delivering written notice of termination to Tenant within 30 days after such destruction or damage or such requirement is made known by any such Landlord's Mortgagee, as applicable, whereupon all rights and obligations hereunder shall cease and terminate, except for any liabilities of Tenant which accrued before this Lease is terminated, provided that all Base Rent and any additional rent accruing after the date of the casualty shall be abated.

     11.   LIABILITY, INDEMNIFICATION, WAIVER OF SUBROGATION AND NEGLIGENCE.
           ----------------------------------------------------------------

           (a) Landlord shall not be liable to Tenant or Tenant's agents, employees or contractors, or those claiming by, through, or under any of them for any injury to or death of any person or persons or any damage to or loss, or loss of use of any real or personal property caused by casualty, theft, or any criminal or tortious acts or omissions of any third party, unless caused by Landlord's gross negligence or intentional misconduct. In addition, Landlord and Tenant each waives any claims it might have against the other for any damage to or theft, destruction, loss or loss of use of any property, to the extent the same is insured against under any insurance policy that covers the Building, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or is required to be insured against by the party which might have such claim under the terms of this Lease, regardless of whether the negligence (of whatever type or nature, including, but not limited to, gross negligence) or fault of the other party caused such loss. EACH PARTY SHALL CAUSE ITS INSURANCE CARRIER TO ENDORSE APPLICABLE POLICIES

                                             Initials    LJH       ________
                                                         ------
                                                 Date    3/22/00
                                                         -------   ________

WAIVING THE CARRIER'S RIGHT OF RECOVERY UNDER SUBROGATION OR OTHERWISE AGAINST THE OTHER PARTY.

          (b) Subject to paragraph 11 (a), Tenant shall defend, indemnify, and hold harmless Landlord and its agents and employees from and against all claims, demands, liabilities, causes of action, suits, judgements, attorney's fees and expenses for any Loss arising from any occurrence within, on or about the Building or the Land or arising from Tenant's failure to perform its obligations under this Lease or arising from any act or omission (whether negligent, intentional or otherwise) of Tenant or Tenant's agents, employees, invitees or contractors EVEN IF CAUSED BY THE (SIMPLE) NEGLIGENCE OF LANDLORD, ITS OFFICERS, AGENTS OR EMPLOYEES, except to the extent that a Loss is caused by the gross negligence or intentional misconduct of Landlord. The term "Loss" means any injury to or death of any person or persons or any damage to or theft, destruction, loss, or loss of use of any real or personal property caused by causualty, theft, fire, or any acts or omissions of any person or party, and any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any other cause.

          (c) Subject to paragraph 11 (a), Landlord shall defend, indemnify, and hold harmless Tenant and its agents and employees from and against all claims, demands, liabilities, causes of action, suits, judgments, attorney's fees and expenses for any Loss arising from any occurrence within, on or about the Land or the Building, to the extent, and only to the extent the Loss is caused by the gross negligence or intentional misconduct of Landlord, or its agents, employees, invitees or contractors.

     THESE WAIVER AND INDEMNITY PROVISIONS IN THIS SECTION 11 SHALL SURVIVE TERMINATION OR EXPIRATION OF THIS LEASE.

     12.  USE.
          ---

          (a) The Premises shall be used only for office (including related and incidental uses). Tenant shall not use the Premises to receive, store or handle any product, material or merchandise that is explosive or highly inflammable or hazardous. Outside storage is prohibited. Tenant shall be solely responsible for complying Laws applicable to the use, occupancy, and condition of the Premises; provided, however, that Landlord shall deliver the Premises to Tenant in a condition which is in compliance with all Laws. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, light, noise or vibrations to emanate from the Premises; nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Landlord or any other person; nor permiot the premises to be used for any purpose or in any manner that would (1) void the insurance thereon, (2) increase the Insurance on
risk, or (3) cause the disallowance of any spinkler credits.   Tenant shall pay
to Landlord on demand any increase in the cost of any insurance on the Premises incurred by Landlord, which is caused by tenant's use of the Premiises or because Tenant vacates the Premises.


          (b) Tenant and its employees and invitees shall the non-exclusive right to use, at no additional cost, in common with others, any parking areas associated with the Building which Landlord has designated for such use, subject to (1) such reasonable rules and regulations as Landlord may promulgate from time to time and (2) rights of ingress and egress of other tenants and their employees, agents and invitees. Landlord agrees to provide at least 3.8 surface parking space for every 1,00 square feet of space leased within the Building.


          (c) Landlord shall have the right to establish and amend from timeto time, rules and regulations governing all tenants' uses and occupancy of the Building or Project (provided the same are reasonable, non-discriminatory and uniformaly enforced), and provided further that in the event of a conflict between those rules and this Lease, the Lease shall control.


     13   INSPECTION.  Upon reasonable notice, Landlord and Landlord;s agents and representatives
remains the same as Tenant's primary business and the net worth of the new entity is equal or greater to that of Tenant, (4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Sections 14.(a)(2) through 14.(a)6 being a "Transfer"). If Tenant requests Landlord's consent to a
                 --------
Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee; name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Tenant shall reimburse Landlord for its reasonable attorneys' fees and other expenses incurred in connection with considering any request for its consent to a Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes the Tenant's obligations hereunder (however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer, and only to the extent of the rent it has agreed to pay Tenant therefor). Landlord's consent to a Transfer shall not release Tenant from performing its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Tenant's rent obligations. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so.

          (b) Landlord may, within 30 days after submission of Tenant's written request for Landlord's consent to a Transfer, cancel this Lease (or, as to a subletting or assignment, cancel as to the portion of the Premises proposed to be sublet or assigned) as of the date the proposed Transfer was to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

          (c) Tenant hereby assigns, transfers and conveys all consideration received by Tenant under any Transfer, which are in excess of the rents payable by Tenant under this Lease plus reasonable costs incurred by Tenant in connection with such reletting. Tenant shall hold such amounts in trust for Landlord and pay them to Landlord within ten days after receipt.

     15.  CONDEMNATION.  If any portion of the Building or 50% or more of the
          ------------
Land is taken for any public or quasi-public use by right of eminent domain or private purchase in lieu thereof (a "Taking"), and the Taking prevents or
                                     -------
materially interferes with the use of the Building for the purpose for which it was leased to Tenant, either party may terminate this Lease by delivering to the other written notice thereof within 30 days after the Taking, in which case rent shall be abated during the unexpired portion of the Term, effective on the date of such Taking. If (a) none of the Building and less than 50% of the Land are subject to a Taking or (b) a portion of the Building or 50% or more of the Land are subject to a Taking, but the Taking does not prevent or materially interfere with the use of the Building for the purpose for which it was leased to Tenant, then neither party may terminate this Lease, but the rent payable during the unexpired portion of the Term shall be reduced to such extent as may be fair and reasonable under the circumstances. All compensation awarded for any Taking shall be the property of Landlord and Tenant assigns any interest it may have in any such award to Landlord; however, Landlord shall have no interest in any award made to Tenant for loss of business or goodwill or for the taking of Tenant's trade fixtures, the cost of relocating Tenant and/or disruption of Tenant's business, if a separate award for such items is made to Tenant.

     16.  SURRENDER OF PREMISES; HOLDING OVER.
          -----------------------------------

          (a) No act by Landlord shall be an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the end of the Term or the termination of Tenant's right to possess the Premises, Tenant shall (1) deliver to Landlord the Premises with all improvements located thereon in good repair and condition in accordance with the Tenant's maintenance obligations, reasonable wear and tear expected, (2) deliver to Landlord all keys to the Premises, and (3) remove all signage placed on the Premises, or the Land by or at Tenant's request. All fixtures, alterations, additions, and improvements (whether temporary or permanent) shall be Landlord's property and shall remain on the Premises except as provided in the next two sentences. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant (but Tenant shall not remove any such item which was paid for, in whole or in part, by Landlord). Additionally, Tenant shall remove such alterations, additions, improvements, fixtures, equipment, wiring, furniture, and other property as Landlord may request, provided such request is made within thirty (30) days after the end of the Term and provided that the installation or construction of the applicable alteration, improvement, additions, fixture or wiring was not consented to by Landlord in writing (unless at the time of consent, Landlord informed Tenant that such item would need to be removed upon expiration of the Lease). All items not so removed shall, at the option of Landlord, be deemed abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items and Tenant shall pay for the costs incurred by Landlord in connection therewith. Any such disposition shall not be considered a strict foreclosure or other exercise of Landlord's rights in respect of the security interest granted under Section 26. All work required of Tenant under this Section 16.(a) shall be coordinated with Landlord and be done in a good and workmanlike manner, in accordance with all Laws, and so as not to damage

                                                Initials LGH
                                                         -----------   --------
                                                Date     3/22/00
                                                         -----------   --------
the Building or unreasonably interfere with other tenants' use of their premises. Tenant shall, at its expense, repair all damage caused by any work performed by Tenant under this Section 16(a).

          (b) If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a Tenant at will and Tenant shall pay, in addition to the other rent due hereunder, a daily base rental equal to 200% of the daily Base Rent payable during the last month of the Term. Additionally, Tenant shall defend, indemnify, and hold harmless Landlord from any damage, liability and expense (including attorneys' fees and expenses) incurred because of such holding over. No payments of money by Tenant to Landlord after the Term shall reinstate, continue or extend the Term, and no extension of this Term shall be valid unless it is in writing and signed by Landlord and Tenant.

     17.  QUIET ENJOYMENT. Provided Tenant has fully performed its obligations
          ---------------
under this Lease, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise.

     18.  EVENTS OF DEFAULT. Each of the following events shall constitute an
          -----------------
"Event of Default" under this Lease:
 ----------------

          (a) Tenant fails to pay any rent when due or any payment or reimbursement required under any other lease with Landlord when due, and in either case failure continues for a period of ten (10) days from the date Landlord notifies Tenant in writing of its failure to make such payment; provided, however, that Landlord shall not be required to deliver written notice more than two (2) times in any given 12 month period, and subsequent to any such second notice any failure to pay rent or any other sum when due shall be an immediate Event of Default without notice.

          (b) The filing of a petition by or against Tenant or any guarantor of Tenant's obligations hereunder (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any debtor relief Law; (3) for the appointment of a liquidator, receiver, trustee, custodian, or similar official for all or substantially all of Tenant's property or for Tenant's interest in this Lease, or (4) for reorganization or modification of Tenant's capital structure (however, if any such petition is filed against Tenant, then the filing of such petition shall not constitute an Event of Default, unless it is not dismissed within sixty (60) days after the filing thereof).

          (c) Tenant fails to discharge any lien placed upon the Premises in violation of Section 22 within thirty (30) days after any such lien or encumbrance is filed against the Premises.

          (d) Tenant fails to comply with any term, provision or covenant of this Lease (other than those listed in this Section 18), and such failure continues for thirty (30) days after written notice thereof to Tenant.

     All notices required by subparts (a) and (d) above shall be in writing and delivered in accordance with Section 24 hereof.

     19.  REMEDIES.
          --------

          (a) Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by Law, take any of the following actions:

          (1) Terminate this Lease by giving Tenant written notice thereof, in which event, Tenant shall pay to Landlord the sum of (A) all rent accrued hereunder through the date of termination, (B) all amounts due under
     Section 19.(b), and (C) an amount equal to (i) the total rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the rate of interest set forth for 26-week U.S. governmental bills sold at a discount from face value in units of $10,000 to $1,000,000 as published on the date this Lease is terminated by The Wall Street Journal, Southwest Edition, in its listing of "Money Rates" under the heading "Treasury Bills" (or, if no such rate is published, the "Discount Rate" as published on such date under the "Money Rates" listing), minus (ii) the then present fair rental value of the Premises for such period, similarly discounted; or

          (2) Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (A) all rent and other amounts accrued hereunder to the date of termination of possession, (B) all amounts due from time to time under Section 19.(b), and (C) all rent and other sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period; however, Landlord shall not be obligated to relet the Premises and shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for a reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this Section 19.(a)(2). If Landlord elects to proceed under this Section 19.(a)(2), it may at any time elect to terminate this Lease under Section 19.(a)(1).

                                                       Initials    LJH
                                                                 -------  ----
                                                           Date  3/22/00
                                                                 -------  ----

Additionally, without notice, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

               (b) Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses. Landlord's acceptance of rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. Landlord's receipt of rent with knowledge of any default by Tenant hereunder shall not be a waiver of such default, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless set forth in writing and signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term or violation of any other term. If Landlord repossesses the Premises pursuant to the authority herein granted, then Landlord shall have the right to (A) keep in place and use or (B) remove and store, at Tenant's expense, all of the furniture, fixtures, equipment and other property in the Premises, including that which is owned by or leased to Tenant at all times before any foreclosure thereon by Landlord or repossession thereof by any lessor thereof or third party having a lien thereon. Landlord may relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person (a "Claimant") who presents to Landlord a copy of any instrument represented by
 --------
Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity or legality of the instrument. Landlord may, at its option and without prejudice to or waiver of any rights it may have, (i) escort Tenant to the Premises to retrieve any personal belongings of Tenant and/or its employees not covered by the Landlord's statutory lien or the security interest described in Section 26, or (ii) obtain a list from Tenant of the personal property of Tenant and/or its employees that is not covered by the Landlord's statutory lien or the security interest described in Section 26, and make such property available to Tenant and/or Tenant's employees: however, Tenant first shall pay in cash all costs and estimated expenses to be incurred in connection with the removal of such property and making it available. The rights of Landlord herein stated are in addition to any and all other rights that Landlord has or may hereafter have at law or in equity, and Tenant agrees that the rights herein granted Landlord are commercially reasonable.

       20. LANDLORD'S DEFAULT. If Landlord fails to perform any of its
           ------------------
obligations hereunder within 30 days after written notice from Tenant specifying such failure, Tenant's exclusive remedy shall be an action for damages. Unless Landlord fails to so cure such default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. Liability of Landlord to Tenant for any default by Landlord, shall be limited to actual, direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building and the Land, and neither Landlord nor Landlord's owners shall have personal liability therefor.

       21. MORTGAGES.
           ---------

           (a) This Lease shall be subordinate to any deed of trust, mortgage or other security instrument (a "Mortgage"), and any ground lease, master lease, or
                              --------
primary lease (a "Primary Lease") that now or hereafter covers any portion of
                  -------------
the Premises (the mortgagee under any Mortgage or the lessor under any Primary Lease is referred to herein as "Landlord's Mortgagee"), and to increases,
                                --------------------
renewals, modifications, consolidations, replacements, and extensions thereof. However, any Landlord's Mortgagee may elect to subordinate its Mortgage or Primary Lease (as the case may be) to this Lease by delivering written notice thereof to Tenant. The provisions of this Section 21 shall be self-operative, and no further instrument shall be required to effect such subordination; however, Landlord shall deliver to Tenant, and Tenant shall execute from time to time within ten days after delivery thereof to Tenant, an instrument from each Landlord's Mortgagee evidencing the subordination of this Lease to any such Mortgage or Primary Lease (which instrument shall include a non-disturbance provision in favor of Tenant and shall be on Landlord's Mortgagee's standard form).

           (b) Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

           (c) Notwithstanding any such attornment or subordination of a Mortgage or Primary Lease to this Lease, the Landlord's Mortgagee shall not be liable for any acts of any previous landlord, shall not be obligated to install any improvements, and shall not be bound by any amendment to which it did not consent in writing nor any payment of rent made more than one month in advance.

           22. ENCUMBRANCES. Tenant has no authority, express or implied, to
               ------------
create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind Landlord's property or the interest of Landlord or Tenant in the Building or the Land or to charge the rent for any claim in favor of any person dealing Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant shall pay or cause to be paid all sums due for any labor performed or materials furnished in connection with any work performed


                                                     Initials LGH
                                                              -------  ------
                                                       Date   3/22/00
                                                              -------  ------
on the Building or the Land by or at the request of Tenant. Tenant shall give Landlord immediate written notice of the placing of any lien or encumbrance against the Building or the Land.

     23.  MISCELLANEOUS.
          -------------

          (a) Words of any gender used in this Lease shall include any other gender, and words in the singular shall include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way affect the interpretation of this Lease. The following terms shall have the following meanings; "Laws" shall mean all federal, state, and local
                              ----
laws, rules, and regulations; all court orders, governmental directives, and governmental orders; and all restrictive covenants affecting the Property, and "Law" shall mean any of the foregoing; "affiliate" shall mean any person or
 ---                                    ---------
entity which, directly or indirectly, controls, is controlled by, or is under common control with the party in question; "Tenant Party" shall include Tenant,
                                            ------------
any assignees claiming by, through, or under Tenant, any subtenants claiming by, through, or under Tenant, and any of their respective agents, contractors, employees, and invitees; and "including" shall mean including, without
                              ---------
limitation. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

          (b) The liability of Landlord to Tenant under the terms of this Lease shall be limited to the interest of Landlord in the Building and the Land, and Landlord shall not be personally liable for any deficiency, Landlord may transfer and assign, in whole or in part, its rights and obligations in the Building and property that are the subject to this Lease, in which case Landlord shall have no further liability hereunder. Any succeeding landlord shall be liable for such claims as Tenant may have had against the preceding landlord whether or not such claims are expressly assumed by the succeeding landlord. Each party shall furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

          (c) Whenever a period of time is herein prescribed for action to be taken by a party (other than the payment of rent), the party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of the party in question.

          (d) Tenant shall, from time to time, within ten days after request of Landlord, deliver to Landlord, or Landlord's designee annual audited financial statements for itself and any guarantor of its obligations hereunder, evidence reasonably satisfactory to Landlord that Tenant has performed its obligations under this Lease (including evidence of the payment of the Security Deposit), and an estoppel certificate stating that this Lease is in full effect, the date to which rent has been paid, the unexpired Term and such other factual matters pertaining to this Lease as may be requested by Landlord. In no case will annual audited financial statements be required to be provided sooner than 120 days subsequent to year-end. All financial statements are strictly confidential any may only be disclosed to Landlord's professional advisors, including, but not limited to accountants, tax advisors, attorneys and lending institutions. Tenant's obligation to furnish the above-described items in a timely fashion is a material inducement for Landlord's execution of this Lease.

          (e) This Lease constitutes the entire agreement of the Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto. Landlord and Tenant each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no effect. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

          (f) All obligations of Tenant hereunder not fully performed by the end of the Term shall survive, including, without limitation, all payment obligations with respect to Operating Expenses and all obligations concerning the condition and repair of the Premises. Upon the end of the Term and before Tenant vacates the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises in good condition and repair, reasonable wear and tear excluded. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for Operating Expenses through the end of the Term for the year in which the Term ends. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord or with any excess to be returned to Tenant after all such obligations have been determined and satisfied as the case may be. Any Security Deposit (including the Letter of Credit) held by Landlord may be credited against the amount due by Tenant under this Section 23.(f).

          (g) If any provision of this Lease is illegal, invalid or unenforceable, then the remainder of this Lease shall not be affected thereby, and in lieu of each such provision, there shall be added, as a part of this Lease, a provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

          (h) All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

                                                          Initials LJH
                                                                   ------- -----
                                                              Date 3/22/00
                                                                   ------- -----

          (i) Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with this Lease, other than Hill Partners, Inc. (the "Broker"). Tenant and Landlord shall each indemnify the other against all costs, attorneys' fees, and other liabilities for commissions or other compensation claimed by any broker or agent (other than the Broker) claiming the same by, through, or under the indemnifying party.

          (j) If and when included within the term "Tenant," as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying an individual at a specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant," respectively, shall be bound by notices given in accordance with the provisions of Section 24 to the same effect as if each had received such notice.

          (k) The terms and conditions of this Lease are confidential and Tenant shall not disclose the terms of this Lease to any third party except as may be required by law or to enforce its rights hereunder or to provide information to its professional advisors, including without limitation, accountants, tax advisors, attorneys and lending institutions.

          (l) Tenant shall pay interest on all past-due rent from the date due until paid at the maximum lawful rate. In no event, however, shall the charges permitted under this Section 23.(1) or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful rate of interest.

          (m) THIS LEASE WILL BE GOVERNED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     24.  NOTICES. Each provision of this instrument or of any applicable Laws
          -------
and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment hereunder shall be deemed to be complied with when and if the following steps are taken:

          (a) All rent shall be payable to Landlord at the address for Landlord set forth below or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent shall not be deemed satisfied until such rent has been actually received by Landlord.

          (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address set forth below, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

          (c) Any written notice or document required or permitted to be delivered hereunder shall be deemed to be delivered upon the earlier to occur of
(1) tender of delivery (in the case of a hand-delivered notice), (2) deposit in the United States Mail, postage prepaid, Certified Mail, or (3) receipt by facsimile transmission, in each case, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith. If Landlord has attempted to deliver notice to Tenant at Tenant's address reflected on Landlord's books but such notice was returned or acceptance thereof was refused, then Landlord may post such notice in or on the Premises, which notice shall be deemed delivered to Tenant upon the posting thereof.

     25.  HAZARDOUS WASTE. The term "Hazardous Substances," as used in this
          ---------------            --------------------
Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall
                                            -----------------
mean any Law relating to health, pollution, or protection of the environment. Tenant hereby agrees that (a) no activity will be conducted on the Premises that will produce any Hazardous Substances, except for such activities that are part of the ordinary course of Tenant's business activities (the "Permitted
                                                             ---------
Activities") provided such Permitted Activities are conducted in accordance with
----------
all Environmental Laws and have been approved in advance in writing by Landlord;
(b) the Premises will not be used in any manner for the storage of any Hazardous Substances except for any temporary storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted Materials") provided
                                               -------------------
such Permitted Materials are properly stored in a manner and location satisfying all Environmental Laws and approved in advance in writing by Landlord; (c) no portion of the Building or the Land will be used as a landfill or a dump; (d) Tenant will not install any underground tanks of any type; (e) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (f) Tenant will not permit any Hazardous Substances to be brought onto the Building or the Land, except for the Permitted Materials, and if so brought or found located thereon, the same shall be immediately removed by Tenant, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws; (g) Tenant will maintain on the Premises a list of all materials stored at the Premises for which a material safety data sheet (an "MSDS") was issued by the producers or manufacturers
                       ----
thereof, together with copies of the MSDS's for such materials, and shall deliver such list and MSDS copies to Landlord upon Landlord's request therefor; and (h) Tenant shall remove all Permitted Materials from the Premises in a manner acceptable to Landlord before Tenant's right to possess the Premises is terminated. If at any time during or after the Term, the Premises are found to be so contaminated or subject to such conditions, Tenant shall defend, indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the Premises by Tenant, except for any conditions or contamination caused by Landlord. The foregoing indemnity shall survive termination or expiration of this Lease. Unless expressly identified on an addendum to this Lease, as of the date hereof there are no "Permitted Activities" or "Permitted Materials" for purposes of the foregoing provision and none shall exist unless and until approved in writing by the Landlord. Landlord may enter the Premises

                                                     Initials LJH
                                                              ------- -------
                                                         Date 3/22/00
                                                              ------- -------
                                      11
and conduct environmental inspections and tests therein as it may require from time to time, provided that Landlord shall use reasonable efforts to minimize the interference with Tenant's business. Such inspections and tests shall be conducted at Landlord's expense, unless they reveal the presence of Hazardous Substances (other than Permitted Materials) or that Tenant has not complied with the requirements set forth in this Section 25, in which case Tenant shall reimburse Landlord for the cost thereof within ten days after Landlord's request therefor. Landlord shall not use or store any hazardous substance in or about the Building and Land unless such hazardous substance is used or stored, transported and handled in accordance with Law.

     26.  LANDLORD'S LIEN. In addition to the statutory landlord's lien, Tenant
          ---------------
grants to Landlord, to secure performance of Tenant's obligations hereunder, a security interest in all goods, inventory, equipment, fixtures, furniture, improvements, chattel paper, accounts, and general intangibles (other than intellectual property), and other personal property of Tenant now or hereafter situated on or relating to Tenant's use of the Premises, and all proceeds therefrom (the "Collateral"), and the Collateral shall not be removed from the
                ----------
Premises without the consent of Landlord until all obligations of Tenant have been fully performed. Upon the occurrence of an Event of Default, Landlord may, in addition to all other remedies, without notice or demand except as provided below, exercise the rights afforded a secured party under the Uniform Commercial Code of the State in which the Building is located (the "UCC"). In connection
                                                         ---
with any public or private sale under the UCC, Landlord shall give Tenant five-days' prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made, which is agreed to be a reasonable notice of such sale or other disposition. All proceeds of any such sale may be applied first to the payment of expenses incurred by Landlord in enforcing this security interest (including reasonable attorneys' fees and expenses). Landlord may also file a copy of this Lease or this provision as a financing statement to perfect its security interest in the Collateral. Notwithstanding the foregoing, the lien granted hereby shall be subordinate to any purchase money financing or equipment leases for such personal property.

     27.  SPECIAL PROVISIONS.
          ------------------

          (a) So long as no Event of Default exists, Tenant shall have the right to terminate this Lease effective on the last day of the eighty fourth
(84th) month of the Term (the "Early Termination Date"). In order to exercise its option to terminate this Lease, Tenant must deliver written notice (Tenant's Termination Notice") to Landlord on or before twelve (12) months prior to the Early Termination Date; provided, however, that such notice must also contain a request by Tenant for at least 40,000 square feet and no more than 200,000 square feet of additional office space comparable to the Premises. In the event that Landlord can provide the requested additional space at a location within one (1) mile of the Premises at then current market rates prior to the Early Termination Date, then Landlord shall so notify Tenant within sixty (60) days after receipt of Tenant's Termination Notice, in which event Tenant's Termination Notice shall be deemed null and void, provided that Landlord and Tenant can agree on the terms of a lease for such additional space at least six months prior to the Early Termination Date, and Landlord delivers such additional space on or before the Early Termination Date. Subject to the foregoing rights of Landlord, Tenant's exercise of the foregoing early termination right shall be irrevocable. If Tenant timely exercises its option and the foregoing conditions to render such option null and void are not timely met, then (i) this Lease shall terminate on the Early Termination Date, (ii) Tenant shall surrender the Premises to Landlord on the Early Termination Date, and (iii) Tenant shall not be required to pay any fee or other penalty in connection with the exercise of such right, provided that Tenant shall remain liable for all sums and obligations which may have accrued prior to the Early Termination Date or which survive termination hereof.

          (b) Tenant is currently leasing certain space from an affiliate of Landlord in Building D of the Waterford Centre in Austin, Texas, pursuant to a Lease Agreement dated October 19, 1998, by and between Waterford IV HP, Ltd. ("Waterford"), as landlord, and Tenant, as tenant (the "Existing Lease"). Upon the Commencement Date, Landlord shall cause Waterford to execute and deliver to Tenant, and Tenant shall execute and deliver to Waterford, an agreement terminating the Existing Lease, which agreement shall provide that the parties thereunder shall have no further duties or obligations under the Existing Lease other than such duties and obligations which may have accrued prior to the Commencement Date (i.e., the date of termination of the Existing Lease) or which by their terms survive termination of the Existing Lease.

          (c) Landlord hereby notifies Tenant and Tenant hereby acknowledges that it has notice of the inclusion of the Land in an area designated as a "single property" by Texas Natural Resource Conservation Commission ("TNRCC") Order dated September 30, 1997, for the purpose of demonstration of compliance with the Texas air quality requirements. The single property designation allows the parties to a Single Property Agreement, dated August 29, 1997, (as amended from time to time, the "Single Property Agreement" that generate air emissions in connection with their operations (currently, Raytheon and Solectron) to use a single site boundary established in the TRNCC Order as the boundary line for the purpose of demonstrating compliance with Texas air quality requirements pursuant to 30 Texas Administrative Code (S) 101.2(b). The single property boundary established by the TRNCC Order includes the entire Research Park Site. The parties to the Single Property Agreement and their successors have agreed, pursuant to that certain Agreement (herein so called) dated December 12, 1999, and subject to TRNCC approval, to reduce the single property boundary to the area within the interior road in the Research Park Site that encircles the buildings currently leased by Solectron, Raytheon, and Cisco, and commonly known as the "ring road."

     So long as Tenant does not generate any air emissions that would require Tenant to make any property line air emission evaluations or demonstrations under applicable Texas air quality regulations, Tenant is not required to join in the Single Property Agreement. However, if the future, Tenant engages in any manufacturing activity in the

                                                    Initials  LGH
                                                              --------  --------
                                                       Date   3/22/00
                                                              --------  --------

Premises approved in writing by Landlord and which produces any air emissions, requiring property line air emission evaluations or demonstrations under applicable Texas air quality regulations, by joining in the Single Property Agreement and the Agreement, as applicable, and with the concurrence of the TNRCC, Tenant would be able to use the "ring road" as its single property boundary for the purpose of compliance with Texas air quality requirements, subject to the requirements if the Single Property Agreement, the Agreement, and the TNRCC's Single Property Designation Order, as amended.

TENANT ACKNOWLEDGES THAT UPON OCCUPANCY OF THE PREMISES (1) IT HAS INSPECTED AND ACCEPTS THE PREMISES IN AN "AS IS, WHERE IS" CONDITION, (2) THE BUILDING'S IMPROVEMENTS ARE SUITABLE FOR THE PURPOSE FOR WHICH THE PREMISES ARE LEASED AND LANDLORD HAS MADE NO WARRANTY, REPRESENTATION, COVENANT, OR AGREEMENT WITH RESPECT TO THE MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE PREMISES, (3) THE PREMISES ARE IN GOOD AND SATISFACTORY CONDITION, (4) NO REPRESENTATIONS AS TO THE REPAIR OF THE PREMISES, NOR PROMISES TO ALTER,
REMODEL OR IMPROVE THE PREMISES HAVE BEEN MADE BY LANDLORD (UNLESS AND EXCEPT AS MAY BE SET FORTH IN EXHIBIT B ATTACHED TO THIS LEASE, OR AS IS OTHERWISE
                    ---------
EXPRESSLY SET FORTH IN THIS LEASE), AND (5) THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESSED, IMPLIED OR STATUTORY, EXCEPT AS PROVIDED HEREIN.

     Executed by Landlord on the ______ day of _______________, 2000.

                                   LANDLORD:

                                   HUSKER - RESEARCH, LTD.

                                   By: Research-Bison, Inc., general partner

                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________
                                   Address:    c/o Hill Partners, Inc.
                                               2800 Industrial Terrace
                                               ---------------------------------
                                               Austin, Texas 78758
                                               ---------------------------------

                                   Telephone:  (512) 835-4455
                                               _________________________________
                                   Fax:        (512) 835-1222
                                               --------------------------------
     Executed by Tenant on the ______ day of__________, 2000.

                                   TENANT:

                                   MOTIVE COMMUNICATIONS., INC.

                                   By:__________________________________________

                                   Name: Scott L. Harmon
                                        ----------------------------------------
                                   Title: President & CEO
                                         ---------------------------------------
                                   Address:
                                               9211 Waterford Centre Blvd
                                               ---------------------------------
                                               Austin, TX 78758
                                               ---------------------------------
                                   Telephone:  512-339-8335
                                               ---------------------------------
                                   Fax:        512-339-9040
                                               ---------------------------------

EXHIBIT "A-1  - Site Plan
EXHIBIT "A-2  - Floor Plans, Elevations and Renderings
EXHIBIT "B"   - Landlord's Work
EXHIBIT "C"   - Notice of Commencement


                                                       Initials    LJH
                                                                 -------  ----
                                                           Date  3/22/00
                                                                 -------  ----

                              [PLAN APPEARS HERE]

                              [PLAN APPEARS HERE]

                              [PLAN APPEARS HERE]

                              [PLAN APPEARS HERE]

                              [PLAN APPEARS HERE]

                            [PICTURE APPEARS HERE]

                                   EXHIBIT B

                            Construction Provisions
                            -----------------------


     1. On or before March 10, 2000, Landlord, at its sole cost and expense, shall provide to Tenant for its approval plans and specifications for the Shell Improvements prepared by an architect selected by Landlord. Within five (5) business days of Landlord's receipt of the proposed plans and specifications Tenant shall review and (a) approve such plans and specifications in writing [which approval (i) shall not be unreasonably withheld and (ii) must be given if Landlord's proposed plans and specifications conform substantially to the floor plans, elevations and renderings attached hereto as Exhibit A-2] or (b)
                                                    -----------
disapprove and, within the same 5-day period, provide Landlord written notice of such disapproval, specifying, with reasonable particularity, the reason(s) for disapproval. In the event Tenant fails to provide Landlord with any written response during the aforesaid 5-day period, Landlord shall be deemed to have approved the plans and specifications for the Shell Improvements as submitted by Landlord. If Tenant has disapproved of Landlord's proposed plans and specifications for the Shell Improvements and has specified the reasons why, and Landlord agrees to such changes as may be necessary to obtain Landlord's approval, Landlord shall revise such plans and specifications accordingly and resubmit such revised plans and specifications to Tenant within twenty (20) days following the date of Tenant's written notice of disapproval. Such procedure for notice of disapproval with specific reasons shall be repeated with respect to any revisions to the plans and specifications for the Shell Improvements until such plans and specifications, with each of Landlord and Tenant acting reasonably and in good faith, are approved (as approved by Landlord and Tenant, the "Shell Plans and Specifications").
     ------------------------------


     2.  Landlord, at its sole cost and expense, shall complete construction of:
(i) the shell of the Building (including all interior improvements to the restrooms, lobby, mechanical rooms, electrical rooms, building HVAC equipment and elevators) substantially in accordance with the Shell Plans and Specifications and (ii) the following components of the Premises; (a) perimeter slot diffusers installed HVAC system with VAV's installed at 1 per 1,000 rentable square feet (provided that interior supply grills and flex duct are part of the Tenant Improvements), (b) ceiling grid and acoustical 2 x 4 tile inventory each stored on the floor of the Premises, (c) recessed fluorescent 2 x 4 light fixtures, up to a maximum of one fixture per 90 rentable square feet contained within the Premises, stored on the floor of the Premises, and (d) sprinkler heads installed in the ratio of one per 250 square feet in the Premises (collectively, the "Shell Improvements"). Landlord, at its sole cost
                             ------------------
and expense, shall also complete construction of the parking areas, sidewalks, drive aisles, landscaping and other common area improvements generally in accordance with the Site Plan (collectively, the "Site Improvements"). All such
                                                  -----------------
construction shall be completed by Landlord in a good and workmanlike manner and in accordance with all applicable laws and regulations (including all handicap accessibility laws).

     3. On or before April 17, 2000, Landlord shall cause the Design Professional (as hereinafter defined) to provide to Tenant and Landlord for their approval, (which approval shall not be unreasonably withheld), and Tenant's approval at its sole cost and expense, working drawings, of all improvements that Tenant proposes to install in the Premises; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the HVAC, mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the Tenant Improvements called for under this Exhibit in accordance with all applicable governmental laws, codes, rules, and regulations. Further, if any of Tenant's proposed construction work will affect the Building's HVAC, electrical, mechanical, or plumbing systems, then the working drawings pertaining thereto shall be approved by the Building's engineer of record, whom Tenant shall at its cost engage for such purpose. Landlord's approval of such working drawings shall not be unreasonably withheld or delayed, provided that (a) they comply with all applicable governmental laws, codes, rules and regulations, (b) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, (c) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by the Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant), (d) the materials used are building standard (including doors, ceiling tiles, lights and occupancy sensors), and (e) the work will not affect the Building's HVAC, electrical, mechanical, or plumbing systems. As used herein, "Working Drawings"
                                                              ----------------
shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "Tenant Improvements" shall mean
                                              -------------------
all improvements to be constructed in accordance with and as indicated on the Working Drawings. Approval by Landlord of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use, purpose, or condition, or that such drawings comply with any applicable law or code, but shall merely be the consent of Landlord to the performance of the Tenant Improvements. Tenant shall, at Landlord's request, sign the Working Drawings to evidence its review and approval thereof.

     4. Tenant may from time to time make changes to the Working Drawings with Landlord's prior written consent, which shall not be unreasonably withheld.
Each subsequent request shall be set forth in a written notice delivered to Landlord, specifying in detail the requested change. If Tenant requests any such change, then (1) Tenant shall pay all additional costs in designing and constructing the Tenant Improvements as a result of such changes, (2) all delays in designing and constructing the Tenant Improvements caused by such changes shall not delay the Commencement Date, and (3) Tenant shall pay to Landlord the estimated additional costs in designing and constructing the Tenant Improvements that will be caused by such changes before any such change shall be made.

     5. Upon approval of the Working Drawings by Landlord and Tenant, Landlord shall obtain competitive bids for the Tenant Improvements. Landlord shall enter into a contract for the Tenant Improvements with the low bidder unless Tenant and Landlord agree on another bidder. Upon execution of the construction contract, Landlord shall cause the contractor to diligently construct the Tenant Improvements described on the Working Drawings; however, if such

                                                         Initials  LGH
                                                                  ------- ______
                                                         Date     3/22/00 ______
                                                                  -------

                                      B-1
construction is not substantially complete by the Projected Commencement Date,
(i) Landlord shall not be liable for damages therefor and Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant in a substantially completed condition, and (ii) Tenant's obligation to pay Base Rent and additional rent shall be waived until Landlord tenders possession of the Premises to Tenant in a substantially completed condition (which date will then be the "Commencement Date").

     6. Landlord shall provide to Tenant a construction allowance (the "Allowance") equal to the lesser of (i) $20.00 per rentable square foot in the
 ---------
Premises or (ii) the Construction Costs, as adjusted for any approved changes to the Tenant Improvements.

     7. Tenant shall pay all costs incurred in designing and constructing the Tenant Improvements (the "Construction Costs," which costs shall include
                          ------------------
architectural fees, engineering fees, and a construction management fee payable to Landlord equal to four percent (4%) of the Construction Costs. Upon selection of the contractor for the Tenant Improvements, Tenant shall pay to Landlord 50% of the amount, if any, by which the estimated Construction Costs exceed the Allowance (as hereinafter defined). If the Tenant Improvements will not be substantially completed before the expiration of the first full calendar month after selection of the contractor, the remaining portion of such excess shall be payable in equal monthly installments on the first day each month, beginning the first day of the second full calendar month after the selection of the contractor and ending on the substantial completion date. The monthly installments due on the first day of each month shall equal the remaining portion of such excess divided by the number of scheduled payment dates (including the substantial completion date) from the date hereof through the estimated substantial completion date for the Tenant Improvements. Upon substantial completion of the Tenant Improvements and before Tenant occupies the Premises to conduct business therein, Tenant shall pay to Landlord an amount equal to the Construction Costs less (A) the amount of payments already made by Tenant, and (B) the amount of the Allowance. Notwithstanding the foregoing, if the Construction Costs exceed the Allowance by an amount up to (but not over) $5.00 per rentable square foot (such excess up to $5.00 per rentable square foot being referred to herein as the "Additional Allowance"), then Tenant shall not
                                 --------------------
be required to pay the amount of such Additional Allowance to Landlord as provided above, but rather, at Tenant's option, Tenant shall have the right to require Landlord to fund the Additional Allowance. Any portion of the Additional Allowance funded by Landlord shall be repaid to Landlord by Tenant in equal monthly installments over the first seven (7) years of the Term, with interest at the rate of ten percent (10%) per annum. Such monthly payments shall be made on the first day of each month during the Term along with the payments of Base Rent and additional rent otherwise due hereunder.

     8.   The term "substantial completion" or "substantially completed" shall
                    ----------------------      -----------------------
mean that, in the opinion of an architect or space planner reasonably acceptable to Landlord and Tenant (the "Design Professional"), the Shell Improvements, the
                             -------------------
Site Improvements and the Tenant Improvements have been completed substantially in accordance with the applicable plans therefor, subject to completion of minor punch list items. As soon as the Shell Improvements, the Site Improvements and the Tenant Improvements have been substantially completed, Landlord shall notify Tenant in writing that the Commencement Date has occurred. Within ten days thereafter, Tenant shall submit to Landlord in writing a punch list of items needing completions or correction. Landlord shall use commercially reasonable efforts to complete such items within 30 days after it receives such notice. If Tenant or its employees, agents or contractors delay completion of the Shell Improvements, the Site Improvements or the Tenant Improvements, then the Commencement Date shall be the date that, in the Design Professional's opinion, substantial completion would have occurred had such delays not occurred.

                                   EXHIBIT C
                           [Notice of Commencement]

     This Notice of Commencement is delivered this _____ day of ________ 1999, by and between ___________________, as Landlord, and ______________ as Tenant,
pursuant to the provisions of Paragraph 1(d) of that certain Lease Agreement ("Lease") dated ____________, 1999 covering that certain space in the Building commonly known as Building __,________, ___________________. All terms used herein with initial letter capitalized shall have the meaning assigned to such terms in the Lease.

                             W I T N E S S E T H:

     1. All improvements required to be constructed and furnished by Landlord in accordance with the terms of the Lease have been satisfactorily completed by Landlord and accepted by Tenant.

     2. The Premises have been delivered to and accepted by the Tenant subject to the completion of any punch list items.

     3. The Commencement Date of the Lease is the ____day of _________, ____, and the Expiration Date shall be the ___day of __________________, ______.
     4. The Premises consist of _________ square feet of rentable area in the Building.

     5. The Base Rent and Operating Expenses are to be calculated, determined and paid in the amounts and on the dates provided in Paragraph 2(a) and 2(c) of the Lease.

     6. Remittance of the foregoing payments shall be made on the first business day of each calendar month in accordance with the terms and conditions of the Lease to ____________, ____________________________________.

     Agreed and accepted by the undersigned parties.

                                   LANDLORD:

                                   By:_________________________
                                   Name:_______________________
                                   Title:______________________

                                   TENANT:

                                   By:_________________________
                                   Name:_______________________
                                   Title:______________________




                                                          Initials LGH
                                                                   ------- -----
                                                              Date 3/22/00
                                                                   ------- -----

                               OPTION AGREEMENT
                               ----------------

     THIS OPTION AGREEMENT ("Agreement") is entered into effective as of the ___
                             ---------
day of ______________, 2000, by and between HILL PARTNERS, INC. ("Optionor") and
                                                                  --------
MOTIVE COMMUNICATIONS, INC. ("Optionee").
                              --------


                                   RECITALS
                                   --------


     WHEREAS, contemporaneously herewith, Husker-Research, Ltd. ("Landlord"), an
                                                                  --------
affiliate of Optionor, has leased to Optionee an office building to be constructed on that certain tract of land (the "Leased Tract") situated in
                                                ------------
Travis County, Texas, depicted as Phase I on Exhibit "A" attached hereto,
                                             -----------
pursuant to a Lease Agreement of even date herewith (the "Lease Agreement");
                                                          ---------------

     WHEREAS, Optionor is the owner of that certain tract of Land adjacent to the Leased Tract, depicted as Phase II on "Exhibit "A" attached hereto (the
                                           -----------
"Option Tract");
 ------------

     WHEREAS, Optionee desires the option to require Optionor to build (and lease to Optionee) an additional building (or a portion thereof) on the Option Tract, and subject to the terms and conditions contained herein, Optionor is willing to grant such an option to Optionee.

     NOW, THEREFORE, in consideration of the Option Payments (hereinafter defined), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Optionor and Optionee hereby agree as follows:

                                    ARTICLE
                                       I

                                GRANT OF OPTION
                                ---------------

     Upon the terms and conditions hereinafter set forth, Optionor hereby grants to Optionee an exclusive option commencing on the "Commencement Date" under the Lease Agreement (herein referred to as the "Commencement Date") and expiring two
                                            -----------------
(2) years thereafter (such period being referred to herein as the "Option
                                                                   ------
Period") to lease from Optionor an additional building (or a portion thereof) to
------
be constructed on the Option Tract by Optionor (the "Option").
                                                     ------

                                  ARTICLE II

                         EXERCISE AND TERMS OF OPTION
                         ----------------------------

     2.1  Exercise of Option. Optionee may exercise the Option on the Option
          ------------------
Tract by delivering written notice (the "Option Notice") thereof to Optionor
                                         -------------
during the Option Period. The Option Notice shall contain the following (i) the number of square feet to rentable area that Optionee desires in the building to be constructed on the Option Tract; provided, however, that in no event shall such square footage include less than 40,000 square feet of rentable area nor more than 115,000 square feet of rentable area; and (ii) the date upon which Optionee requests that Optionor deliver the building with shell, site and tenant improvements substantially completed, provided, however, that in no event shall such delivery date be sooner than twelve (12) months after delivery of the Option Notice nor later than eighteen (18) months after delivery of the Option Notice. It is hereby acknowledged that Landlord expects to construct a building of up to 115,000 square feet on the Option Tract. Therefore, if Tenant exercises its Option, but requests less than 115,000 square feet, then Landlord, at its option, may construct a building which is larger than the square footage requested by Tenant. In which event, the building will be a multi-tenant building. The Option Notice, if sent by registered or certified mail, shall be considered delivered on the date when such notice is deposited in the United States mail, postage prepaid, certified or registered mail, return receipt requested. addressed to Optionor at the address set forth in Section 7.5 of this Agreement. In addition, any such notice, if delivered personally, shall be deemed delivered on the date of such personal delivery. Optionee's delivery of an Option Notice shall be an irrevocable exercise of its Option as to the Option Tract.

     2.2  Terms of Option. Within thirty (30) days after Optionee delivers an
          ---------------
Option Notice to Optionor in accordance with Section 2.1 above (the "Negotiation
                                                                     -----------
Period"), Optionor, as landlord, and Optionee, as tenant, shall negotiate in
------
good faith to reach agreement on the terms of a lease, whereby Optionee leases from Optionor the building (or a portion thereof) to be constructed by Optionor on the Option Tract. Such lease shall be on the same form as the Lease Agreement (adjusted to reflect (x) the description of the new building, and (y) in the event the Tenant is not leasing the entire building, the fact that the new building is a multi-tenant building), except for the following:

          (a) the term of the lease shall be reasonably acceptable to Optionor and Optionee, but in any event such term shall be no less than eighty-four
     (84) months and no longer than one hundred twenty (120) months;

          (b) the base rent shall be reasonably acceptable to Optionor and Optionee; provided, however, that the base rent under such lease shall not be less than the base rent in the Lease Agreement nor exceed 5% of such base rent in the Lease Agreement if the Option is exercised in the first year of the Option Period or exceed 15% of such base rent in the Lease Agreement if the Option is exercised in the second year of the Option Period (including the same periodic rental increases as provided in the Lease Agreement);

          (c) the signage provisions may need to be adjusted depending on whether the project is a multi-tenant or single tenant facility at the time of the lease in question (i.e., if Optionee is the only tenant in the project, it does not need a new monument sign for each building it occupies or if the new building is to be a multi-tenant building, then Tenant may not be entitled to building or monument signage on the new building);

          (d) the security deposit (including the terms and amount of any letter of credit) will be reasonably determined by Optionor based on Optionee's financial condition at the time the new lease is entered into; provided, however, in no event will the cash security deposit be less than one months base rent;

          (e) Optionor shall prepare shell plans and specifications for the new building which shall be reasonably acceptable to Optionor and Optionee; provided that such plans and specifications shall describe a building which is architecturally compatible with, and of substantially similar quality to, the building described in the shell plans and specifications attached to the Lease Agreement; and

          (f) it is hereby acknowledged that the tenant improvement allowance shall remain $20.00 per rentable square foot (with an additional allowance of $5.00 per rentable square foot which may be amortized over the term as provided in the Lease Agreement).

In the event that Optionor and Optionee reach agreement on the terms of a lease prior to expiration of the Negotiation Period with respect thereto, then Optionor and Optionee shall enter into a binding lease agreement within thirty
(30) days after expiration of the Negotiation Period. If despite the good faith diligent efforts of Optionor and Optionee, they are unable to reach agreement on the terms of a lease prior to expiration of the Negotiation Period, then (unless the parties otherwise agree in writing) the Option shall be deemed to have lapsed. In which event, the Option Tract shall no longer be subject to this Agreement and from and after the expiration of the Negotiation Period: (i) Optionee shall no longer be required to pay Taxes on the Option Tract to Optionee (as described in Article III below), and (ii) OPtionor shall be free to sell, lease, or develop the Option Tract free of the terms of this Agreement.

     2.3  Lease Documentation Costs.  In the event that Optionee exercises its
          -------------------------
option as to the Option Tract, but Optionor and Optionee are unable to reach agreement on the terms of a lease during the Negotiation Period, then Optionee shall reimburse Optionor for Optionor's actual out-of-pocket costs incurred in connecting with the preparation of the shell plans and specifications as provided in Section 2.2(e) above. Each party shall pay its own attorneys' fees incurred in negotiating or preparing any lease.


                                  ARTICLE III

                            OPTION PAYMENTS: TAXES
                            ----------------------

     3.1  Option Payments.  As a portion of the consideration for this Option,
          ---------------
Optionee shall pay to Optionor the following non-refundable cash sums (the "Option Payments"):
 ---------------

     (1)on the Commencement Date, the sum of $185,000.00 shall be deemed to have been earned by Optionor and owed by Optionee; provided, however, such sum may at Optionee's option be paid either on the Commencement Date or in monthly installments of $15,416.66 commencing on the Commencement Date and continuing on the first day of each month thereafter during the first year of the Option Period; and

     (2)so long as Optionee has not exercised its Option on or before such date and this Agreement has not been terminated prior thereto, on the first anniversary date of the Commencement Date, the sum of equal to $322,000.00 shall be deemed to have been earned by Optionor and owed by Optionee; provided, however, such sum may at Optionee's option be paid either on the first anniversary date of the Commencement date or in monthly installments of $26,833.33 commencing on the first anniversary date of the Commencement date and continuing on the first day of each month thereafter during the Option Period.

It is hereby acknowledged that the parties bargained for and agreed to the Option Payments as consideration for Optionor's execution, delivery and performance of this Agreement.

     3.2  Taxes. Commencing on the Commencement and continuing until the first
          -----
to occur of the end of the Negotiation Period or expiration of the Option Period, Optionee will be responsible for all Taxes accruing against the Option Tract. As used herein the term "Taxes" shall mean all taxes, assessments and governmental charges whether federal, state, county, or municipal and whether they are imposed by taxing or management districts or authorities presently existing or hereafter created that accrue against the Option Tract. On or before December 1 of each calendar year or as soon thereafter as is reasonably practicable, Optionor shall deliver to Optionee a statement (including the actual tax bill) setting forth the Taxes due by Optionee for such year (or applicable portion thereof). Within thirty (30) days of receiving such statement, Optionee shall pay to Optionor a sum equal to the amount of such Taxes owed by Optionee for the year in question. Optionee may, in good faith, by appropriate legal proceedings, contest the assessment of the Taxes or seek a reduction in the assessed valuation of the Option Tract, provided that: (i) Optionee, as its sole cost, satisfies all state law requirements which condition any challenge to tax valuation or assessment, (ii) Optionee notifies Optionor in writing within the above-referenced 30-day period of its decision to pursue such contest and makes a deposit of funds with Optionor equal to all Taxes shown as due by Optionee on the statement delivered by Optionor, and (iii) Optionor obtains the consent of the Owner (as hereinafter defined) to such contest.


                                  ARTICLE IV

                             DEFAULT: TERMINATION
                             --------------------

     4.1  Optionee Termination Right. Optionee shall have the right to terminate
          --------------------------
this Agreement at any time, for any reason (with or without cause) by delivering written notice to Optionor, and thereafter, Optionee shall have no further rights with respect to the Option Tract or continuing obligations hereunder. Notwithstanding the foregoing, within thirty (30) days after any such termination by Optionee, Optionee shall pay to Optionor all sums owed to Optionor by Optionee pursuant to the terms hereof for the period prior to the date of termination, including, without limitation, (i) any earned and unpaid installments of the Option Payments and (ii) Optionee's pro rata share of the Taxes (calculated in accordance with Section 3.2 above) accruing up to the date of termination on the Option Tract for the year in question.

     4.2  Optionor Termination Right. In the event that Optionee fails to pay
          --------------------------
to Optionor an Option Payment or the Taxes on the date due (in accordance with Article III above), and such failure continues for ten (10) days after written notice of such failure is delivered to Optionee, then Optionor may terminate this Agreement by delivering written notice thereof to Optionee. In which event, this Agreement shall be null and void and Optionee shall have no further rights with respect to the Option Tract; provided, that Optionee shall be required to pay to Optionor any sums remaining due hereunder, as provided in Section 4.1 above.

     4.3  General Defaults by Either Party. In addition to the rights described
          --------------------------------
in Sections 4.1 and 4.2 above, in the event that either party defaults under its obligations hereunder, then the non-defaulting party may pursue any remedy to which it may be entitled at law or in equity.

                                   ARTICLE V

                        NEGATIVE COVENANTS OF OPTIONOR
                        ------------------------------

     During the Option period, Optionor represents, warrants, covenants and agrees that it shall not, without the prior written consent of Optionee, do any of the following:

              (a)   Other Agreements.  Enter into any contracts of sale, leases
                    ----------------
     or other agreements providing for the sale or occupancy of the Option Tract or any portion thereof; which is not expressly subject to the terms of this Option;

              (b)   Easements or Licenses.  Enter into any easement or license
                    ---------------------
     agreement or other agreement permitting others to use the Option Tract in a manner which would have a material adverse impact on Optionee's use thereof; or

              (c)   Use of Option Tract.  Perform any grading or excavation on
                    -------------------
     the Option Tract or made any other change or improvement upon the Option Tract which would have a material adverse impact on Optionee's use thereof.


                                  ARTICLE VI

                         REZONING OR REGULATORY CHANGE
                         -----------------------------

     In the event the City of Austin either rezones the Option Tract, or a portion thereof, or passes a new ordinance or other regulation which either prohibits further development of the Option Tract or renders further development of office buildings on the Option Tract commercially unreasonable, then this Agreement shall become null and void effective on the date of such new or ordinance or regulation, in which event the terms of the second section of
Section 4.2 shall apply.


                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

     7.1      Memorandum of Agreement.  On or about the Commencement date,
              -----------------------
Optionor and Optionee agree to prepare, execute and file for record a memorandum of this Agreement in the form of Exhibit "C" attached hereto.

     7.2      Further Assurances. Optionor agrees that at any time, or from time
              ------------------
to time, after the execution of this Agreement and whether before or after the exercise of the Option, Optionor will, upon request of Optionee, execute and deliver such further documents and do such further acts and things as Optionee may reasonably request in order to effect fully the purposes of this Agreement.

     7.3      Survival of Terms.  Unless expressly provided otherwise herein,
              -----------------
all covenants, agreements, representations and warranties contained in this Agreement shall survive termination or consummation hereof.

     7.4  Binding Effect. This Agreement and each of the covenants, agreements,
          --------------
representations and warranties contained herein shall be binding upon and shall inure to the benefit of the respective parties hereto and their respective legal representatives, successors and assigns. Neither party shall have the right to assign this Agreement to any third party without the prior written consent of the other party. Notwithstanding anything to the contrary contained herein, the term "Optionor" as used herein shall be deemed to include affiliates of Optionor.

     7.5  Notices. Any notice or other written instrument required to be
          -------
delivered pursuant to this Agreement shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to Optionor and Optionee, as the case may be, at the following addresses, as such address may be changed from time to time by written notice to the other party:

     If to Optionor:                    2800 Industrial Terrace
                                        Austin, Texas 78758

     If to Optionee:                    ___________________
                                        ___________________
                                        ___________________


     7.6  Entirety and Amendments. This Agreement embodies the entire agreement
          -----------------------
between the parties and supersedes all prior agreements and understandings, if any, relating to the Option Tract, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

     7.7  Governing Law. This Agreement shall be performed in the State of
          -------------
Texas, and all of the terms and provisions hereof shall be governed by, and construed in accordance with, the laws of the State of Texas.

     7.8  Multiple Counterparts. This Agreement may be executed in a number of
          ---------------------
identical counterparts. If so executed, each of the counterparts is an original for all purposes, and all the counterparts shall, collectively, constitute but one agreement. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterparts.


     7.9  Headings. All headings herein are inserted only for convenience and
          --------
ease of reference and are not to be considered in the construction or interpretation of any provision of this Agreement.

     7.10 Time of the Essence. Time is of the essence with respect to this
          -------------------
Agreement. References to "days" shall mean calendar days; provided, however, in the event the last date for performance of an obligation or delivery of any notice hereunder falls on a Saturday, Sunday, or a federal holiday, the date for such performance of delivery of such notice shall be postponed until the next ensuing business day. Performance of an obligation or delivery of a notice must be accomplished by 5:00 p.m. on a given date to be considered completed on such date.

     7.11 Brokers. Optionor represents and warrants to Optionee that it has not
          -------
contacted or entered into any agreement with any real estate broker, agent, finder, or any other party in connection with this transaction, and that it has not taken any action which would result in any real estate broker's finder's, or other fees or commissions being due or payable to any other party with respect to the transaction contemplated hereby. optionee hereby represents and warrants to Optionor that Optionee has not contacted or entered into any agreement with any real estate broker, agent, finder, or any other party in connection with this transaction, and that it has not taken any action which would result in any real estate broker's, finders, or other fees or commissions being due or payable to any other party with respect to the transaction contemplated hereby. Each party hereby indemnifies and agrees to hold the other party harmless from any loss, liability, damage, cost, or expense (including reasonable attorneys' fees) resulting to the other party by reason of a breach of the representation and warranty made by such party herein.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   OPTIONOR:
                                   --------

                                   HILL PARTNERS, INC.

                                   By:_________________________
                                   Name:_______________________
                                   Title:______________________


                                   OPTIONEE:
                                   --------

                                   MOTIVE COMMUNICATIONS, INC.

                                   By: /s/ Scott L. Harmon
                                       -------------------------
                                   Name: Scott L. Harmon
                                         -----------------------
                                   Title: President & CEO
                                          ----------------------

THE STATE OF TEXAS       (S)

COUNTRY OF TRAVIS        (S)

     BEFORE ME, the undersigned authority, on this day personally appeared ________________________, ___________________ of HILL PARTNERS, INC., a Texas
corporation, and known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that they executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of
_______________, 2000.


                                             ________________________
                                             Notary Public in and for
                                             the State of Texas

THE STATE OF TEXAS   (S)

COUNTY OF TRAVIS     (S)

     BEFORE ME, the undersigned authority, on this day personally appeared
Scott L. Harmon, President & CEO of Motive Communications, Inc., and known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that they executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 22nd day of March, 2000.

                                                        /s/ Linda G. Hamann
                                                        ------------------------
                                                        Notary Public in and for
                                                        the State of Texas


                                                         [SEAL]

                                   EXHIBIT B


                        MEMORANDUM OF OPTION AGREEMENT
                        ------------------------------


THE STATE OF TEXAS                      (S)

COUNTY OF TRAVIS                        (S)

     THIS MEMORANDUM OF OPTION AGREEMENT  (this "Memorandum") is made and
                                                 ----------
executed to be effective as of the ______ day of _____________, 2000, by and between HILL PARTNERS, INC. ("Optionor") and MOTIVE COMMUNICATIONS, INC.
                              --------
("Optionee")
  --------

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Optionor an Optionee have entered into the Option Agreement (as hereinafter defined) covering certain property as hereinafter set forth; and

     WHEREAS, Optionor an Optionee desire to enter into and record this Memorandum in order to impart notice to third parties of the existence of the Option Agreement and of Optionee's rights and interests thereunder.

     NOW, THEREFORE, Optionor and Optionee do hereby declare and publish the following:

                             I.  OPTION AGREEMENT
                                 ----------------

     The Option Agreement (herein so called) consists of that certain Option Agreement dated as of even date herewith, by and between Optionor and Optionee.

                                   II. Land
                                       ----

     The property (the "Land") covered by the Option Agreement includes the
                        ----
certain tract of land situated in Travis County, Texas, more particularly described in Exhibit A attached hereto and made a part hereof for all purposes.
             ---------

                              III. TERM OF OPTION
                                   --------------

     The term of the option shall commence on the date hereof and expire on
_____________________.


                    IV. DETAILED PROVISIONS AND CONDITIONS
                        ----------------------------------

     All the terms, conditions, provisions and covenants of the Option Agreement are incorporated in this memorandum by reference as though written out in its entirety herein. This Memorandum is not intended, and shall not be construed, to define, limit, alter or amend the Option Agreement, or to contain all provisions of the Option Agreement which may be of interest to third parties. The Option Agreement may be modified or amended subsequent to the date hereof. In the event of a conflict between this Memorandum and the Option Agreement, the Option Agreement shall govern and control.

     IN WITNESS WHEREOF, the parties hereto have executed this Memorandum to be effective as of the day and year first above written.

                                             OPTIONOR:
                                             --------

                                             HILL PARTNERS, INC.

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             OPTIONEE:
                                             --------

                                             MOTIVE COMMUNICATIONS, INC.

                                             By: /s/ Scott L. Harmon
                                                --------------------------------
                                             Name: Scott L. Harmon
                                                   -----------------------------
                                             Title: President & CEO
                                                    ----------------------------

THE STATE OF TEXAS  (S)

COUNTY OF TRAVIS    (S)

     BEFORE ME, the undersigned authority, on this day personally appeared ____________________, __________________ of Hill Partners, Inc., to me well known and known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of
___________________, 2000.


                                                    ____________________________
                                                    Notary Public in and for
                                                    the State of Texas


THE STATE OF TEXAS  (S)

COUNTY OF TRAVIS    (S)

     BEFORE ME, the undersigned authority, on this day personally appeared Scott
L. Harmon, President & CEO of Motive Communications, Inc., to me well known and known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 22nd, day of March, 2000.

                                                    /s/ Linda G. Hamann
                                                    ----------------------------
                                                    Notary Public in and for
                                                    the State of Texas